FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  September 15, 2005
                        (Date of Earliest Event Reported)

                                ADVANCED ID CORPORATION
             (Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                      4500 - 5th Street NE
                          #200, Bay 6
                       Calgary, Alberta, Canada
                               T2E 7C3
            (Address of principal executive offices (zip code)

                            (403) 264-6300
        (Registrant's telephone number, including area code)

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2007, Advanced ID executed an asset purchase agreement to purchase Pneu-Logic, Ltd. Pneu-Logic, Ltd. supplies vehicle inspection solutions including a wireless hand held tyre tread and pressure measuring tool.

Pursuant to the agreement, Advanced ID would acquire substantially all of the assets, tangible and intangible owned by Pneu-Logic that are used in or necessary for the conduct of its business including, without limitation, (i) software and all intellectual property of the seller
(ii) the fixed assets of seller, (iii) product designs and patent use rights (iv) any and all customer lists and (v) the goodwill associated therewith, all free and clear of any security interests, mortgages or other encumbrances.

The aggregate consideration for the purchase of the assets and business of Pneu-Logic is $800,000 USD paid as follows:

   1. $400,000 of restricted common shares of Advanced ID based on a fixed per share price as of July 1, 2007, payable in 25% installments on July 1, 2007, August 1, 2007, September 1, 2007 and October 1, 2007.

   2.  $400,000 in cash on an earn-out basis as follows:
       a.  $100,000 at closing
       b. $30,000 monthly commencing October 1, 2007 for ten months, contingent on meet 50% of the pro forma 2007 revenue forecast provided by Pneu-Logic. Failure to meet the 50% of forecast averaged over a three month period will decrease the monthly payout and extend the payout beyond 12 months. The aggregate amount will not decrease as long as 50% of the forecast is met by the end of the period.

   3. The parties shall enter initial a definitive written purchase agreement

   4. Employment contracts on such terms and conditions as negotiated agreed to between the parties shall be entered into with George
Yeomans, Laren Yeomans, Russ Lakin and Ken Field.

The transaction closed on August 13, 2007 by mutual agreement of the parties.


Item 5.02 Departures of Directors or Certain Officers, Appointment of Principal Officer

  In September 2005, Barry Bennett tendered his resignation as chief executive officer and president of Advanced ID Corporation to pursue other opportunities.

  Dan Finch accepted the appointment of chief executive officer and president of Advanced ID Corporation in September 2005. Mr. Finch has 20 years of executive level management experience in wireless HSIA and VoIP phone technology, high-speed internet infrastructure and financial services for small pre IPO high tech companies. Dan Finch led a division of DSC that designed and manufactured all the cell switches for Motorola, under the Motorola brand. While serving at C-COR/COMLUX he was responsible for the turnaround of this subsidiary, and realized three-fold growth. Dan Finch's educational background includes an MBA, Finance and Economics from University of Chicago, a BS in Physics from the Indiana Institute of Technology and certification in Technical Management from the University of California, Berkeley.

   Sudeep Bhargava accepted the appointment of chief operating officer and vice president of operations in January 2007 and has accepted the appointment of acting chief financial officer as of August 9, 2007.

Sudeep Bhargava has over 27 years of management experience in hospitality industry and in non-profit sector, and lately in the pet industry at the Calgary Humane Society as the General Manager of Finance & Operations for over eight years. Sudeep Bhargava has a Bachelor of Commerce degree from Agra University, Agra, India in 1977. Later in 1994, he earned the accounting designation of Certified Management Accountant (CMA) in Regina, Saskatchewan, Canada. Currently, Sudeep Bhargava is a member of CMA Alberta, a professional association for management accountants. He has for many years contributed numerous hours of his time to many volunteer organizations in Regina and Calgary and continues to do so in Calgary.

Item 9.01  Financial Statements and Exhibits

Financial Statements

PNEU Logic Ltd.
  Report of the Directors and Financial Statements for the year ended 31 January 2006

PNEU Logic Ltd

Company Information
For the Year Ended 31 January 2006

DIRECTORS:                 D G Yeomans
                           M O'Dwyer

SECRETARY:                 Mrs G P A Yeomans

REGISTERED OFFICE:         Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

REGISTERED NUMBER:         04357930(England and Wales)

AUDITORS:                  Tomkinson Teal
                           Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

PNEU Logic Ltd

Report of the Directors
For the Year Ended 31 January 2006

The directors present their report with the financial statements of the Company for the year ended 31 January 2006.

CESSATION OF TRADING
The Company ceased trading on 30 June 2007

PRINCIPAL ACTIVITY
The principal activity of the Company in the year under review was that of the manufacture of electrical equipment.

DIRECTORS
The directors during the year under review were:

D G Yeomans
M O'Dwyer

The beneficial interest of the directors holding office on 31 January 2006 in the issued share capital of the Company was as follows:

                                      31.1.06          1.2.05
Ordinary (pound)1 shares

D G Yeomans                           37,085            37,085
M O'Dwyer                             20,000            20,000

STATE OF DIRECTORS' RESPONSIBILITIES
The directors are responsible for preparing the financial statements in accordance with applicable law and United Kingdom Generally Accepted Accounting Practice.

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to
   - select suitable accounting policies and then apply them consistently;
   -  make judgments and estimates that are reasonable and prudent;
   - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

PNEU Logic Ltd

Report of the Directors
For the Year Ended 31 January 2006

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS
So far as the directors are aware, there is no relevant audit information (as defined by Section 234ZA of the Companies Act 1985) of which the company's auditors are unaware, and each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the company's auditors are aware of that information.

AUDITORS
The auditors, Tomkinson Teal, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

Mrs G P A Yeomans - Secretary

14 November 2006

Report of the Independent Auditors to the Shareholders of PNEU Logic Ltd

We have audited the financial statements of PNEU Logic Ltd for the year ended 31 January 2006 on pages four to eight. These financials statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial
Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company's members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors
As described on page two the company's directors are responsible for the preparation of financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice).

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International
Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements:
   - give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company's affairs as at 31 January 2006 and of its profit for the year then ended; and
   -  have been properly prepared in accordance with the Companies ct
1985.

Tomkinson Teal
Hanover Court
5 Queen Street
Lichfield
Staffordshire
WS13 6QD

22 October 2007

PNEU Logic Ltd

Profit and Loss Account
For the Year Ended 31 January 2006

                                          2006        2005
                           Notes         pounds      pounds

TURNOVER                                   48,108    29,216

Cost of Sales                             (32,466)  (17,926)
                                          -------   -------
GROSS PROFIT                               15,642    11,290

Administrative expenses                   (12,337)  (25,988)
                                          -------   -------
OPERATING PROFIT(LOSS)        2             3,305   (14,698)

Interest receivable and
  similar income                               41       175
                                          -------   -------
                                            3,346   (14,523)
Interest payable and
  similar charges                          (1,819)   (3,283)
                                          -------   -------

PROFIT/(LOSS) ON ORDINARY
  ACTIVITIES BEFORE TAXATION                1,527   (17,806)

Tax on profit/(loss) on
  Ordinary activities         3                 -         -
                                          -------   -------

PROFIT/(LOSS) FOR THE
  FINANCIAL YEAR AFTER TAXATION             1,527   (17,806)
                                          =======   =======


The notes form part of these financial statements

PNEU Logic Ltd

Balance Sheet
31 January 2006

                                          2006        2005
                           Notes          pounds      pounds

FIXED ASSETS
Intangible assets            4            238,943     231,212
Tangible assets              5                  -           -
                                         --------    --------
                                          238,943     231,212
                                         --------    --------
CURRENT ASSETS
Stocks                                     19,347           -
Debtors                      6              8,450      29,615
Cash at bank                               28,114       7,755
                                         --------     -------
                                           55,911      37,370

CREDITORS
Amounts falling due within
  one year                   7           (246,691)   (221,946)
                                         --------    --------
NET CURRENT LIABILITIES                  (190,780)   (184,576)
                                         --------    --------
TOTAL ASSETS LESS CURRENT
  LIABILITIES                              48,163      46,636
                                         ========    ========
CAPITAL AND RESERVES
Called up share capital      8             60,100      60,100
Profit and loss account      9            (11,937)    (13,464)
                                         --------    --------
SHAREHOLDERS' FUNDS                        48,163      46,636
                                         ========    ========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors on 14 November 2006 and were signed on its behalf by:


Director

The notes form part of these financial statements

PNEU Logic Ltd

Notes to the Financial Statements
for the Year Ended 31 January 2006

1.    ACCOUNTING POLICIES
Accounting convention
The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting
Standard for Smaller Entities (effective January 2005).

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Plant and machinery etc                -33% on cost

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

2.    OPERATING PROFIT/(LOSS)

The operating profit (2005 - operating loss) is stated after charging:

                                               2006      2005
                                              Pounds    Pounds

Directors' emoluments and other benefits etc        -         -
                                               ======    ======

3.    TAXATION

Analysis of the tax charge
No liabilities to UK corporation tax arose on ordinary activities for the year ended 31 January 2006 nor for the year ended 31
January 2005.

PNEU Logic Ltd

Notes to the Financial Statements
for the Year Ended 31 January 2006

4.    INTANGIBLE FIXED ASSETS
                                                   Other
                                                 intangible
                                                   assets
                                                  (Pounds)
COST
At 1 February 2005                                 231,212
Additions                                            7,731
                                                  --------
At 31 January 2006                                 238,943
                                                  ========

NET BOOK VALUE
At 31 January 2006                                 238,943
                                                  ========
At 31 January 2005                                 231,212
                                                  ========

5.    TANGIBLE FIXED ASSETS
                                                  Plant and
                                                  machinery
                                                     etc
                                                  (Pounds)
COST
At 1 February 2005                                    1,700
and 31 January 2006                                --------

DEPRECIATION
At 1 February 2005
and 31 January 2006                                   1,700
                                                   --------

NET BOOK VALUE
At 31 January 2006                                        -
                                                   ========

6.    DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                              2006       2005
                                            (Pounds)   (Pounds)
Trade debtors                                 7,050     28,064
Other debtors                                 1,400      1,551
                                           --------   --------
                                              8,450     29,615
                                           ========   ========

PNEU Logic Ltd

Notes to the Financial Statements
For the Year Ended 31 January 2006

7.    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                               2006      2005
                                             (Pounds)  (Pounds)
Bank loans and overdrafts                    18,182     66,904
Trade creditors                              79,215     28,058
Taxation and social security                    421          -
Other creditors                             148,873    126,984
                                           --------   --------
                                            246,691    221,946
                                           ========   ========

8.    CALLED UP SHARE CAPITAL

Authorized:
Number:      Class:             Nominal       2006        2005
                                 Value:      Pounds      Pounds

100,000      Ordinary             1         100,000     100,000
                                           ========    ========

Allotted and issued:
Number:      Class:             Nominal       2006        2005
                                 Value:      Pounds      Pounds

60,100      Share capital 1       1          60,100      60,100
                                           ========    ========

9.    CONSOLIDATED RESERVES
                                                     Profit
                                                    and loss
                                                     account
                                                     Pounds

At 1 February 2005                                    (13,464)
Profit for the year                                     1,527
                                                      -------
At 31 January 2006                                    (11,937)

PNEU Logic Ltd

Trading and Profit and Loss Account
for the Year Ended 31 January 2006

                                    2006              2005
                            Pounds       Pounds   Pounds   Pounds

Sales                                    48,108           29,216

Cost of sales
Opening stock                    -                10,470
Purchases                   44,082                13,555
Consultancy                  7,731                     -
Insurance claim                  -               (10,000)
Haulage                          -                 3,901
                           -------               -------
                            51,813                17,926
                           (19,347)                    -
                           -------               -------
Closing stock                            32,466           17,926
                                        -------          -------
GROSS PROFIT                             15,642           11,290

Other income
Deposit account interest                     41              175
                                        -------          -------
                                         15,683           11,465
Expenditure
No description                    -              19,373
Telephone                        22                 400
Printing, postage & stationary  764                   -
Advertising                     740                 944
Travelling                        -               1,147
Sundry expenses                   -                  12
Accountancy                   1,900               1,100
Bank charges                  1,656               2,502
Factoring charges             7,255                 510
                            -------             -------
                                         12,337           25,988
                                        -------          -------
                                          3,346          (14,523)
Finance costs
Bank interest                             1,819            3,283
                                        -------          -------
NET PROFIT/(LOSS)                         1,527          (17,806)
                                        =======          =======

This page does not form part
of the statutory financial statements

  Report of the Directors and Financial Statements for the year ended 31 January 2007

PNEU Logic Ltd

Company Information
For the Year Ended 31 January 2006

DIRECTORS:                 D G Yeomans
                           L Yeomans
                           K Field
                           R S Lakin

SECRETARY:                 Mrs G P A Yeomans

REGISTERED OFFICE:         Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

REGISTERED NUMBER:         04357930(England and Wales)

AUDITORS:                  Tomkinson Teal
                           Hanover Court
                           5 Queen Street
                           Lichfield
                           Staffordshire
                           WS13 6QD

PNEU Logic Ltd

Report of the Directors
for the Year Ended 31 January 2007

The directors present their report with the financial statements of the company for the year ended 31 January 2007.

CESSATION OF TRADING
The company ceased trading on 30 June 2007

PRINCIPAL ACTIVITY
The principal activity of the Company in the year under review was that of the manufacture of electrical equipment.

DIRECTORS

D G Yeomans has held office during the whole of the period from 1
February 2006 to the date of this report,

Other changes in directors holding office are as follows:

M O'Dwyer - resigned 13 March 2006
L Yeomans - appointed 13 March 2006
K Field - appointed 13 March 2006
R S Lakin - appointed 13 March 2006

STATE OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the Company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to
   - select suitable accounting policies and then apply them consistently;
   -  make judgments and estimates that are reasonable and prudent;
   - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

STATEMENT AS TO DISCLOSURE OF INFORMATION TO AUDITORS
So far as the directors are aware, there is no relevant audit information (as defined by Section 234ZA of the Companies Act 1985) of which the company's auditors are unaware, and each director has taken all the steps that he ought to have taken as a director in order to make himself aware of any relevant audit information and to establish that the company's auditors are aware of that information.

PNEU Logic Ltd

Report of the Directors
for the Year Ended 31 January 2007

AUDITORS
The auditors, Tomkinson Teal, will be proposed for re-appointment in accordance with Section 385 of the Companies Act 1985.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

Mrs G P A Yeomans - Secretary

9 October 2007

Report of the Independent Auditors to the Shareholders of PNEU Logic Ltd

We have audited the financial statements of PNEU Logic Ltd for the year ended 31 January 2007 on pages five to nine. These financials statements have been prepared in accordance with the accounting policies set out therein and the requirements of the Financial
Reporting Standard for Smaller Entities (effective January 2005).

This report is made solely to the company's members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors
The directors' responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting
Standards (United Kingdom Generally Accepted Accounting Practice) are set out on page two.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International
Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the information given in the Report of the Directors is consistent with the financial statements.

In addition, we report to you, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements:
   - give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice applicable to Smaller Entities, of the state of the company's affairs as at 31 January 2007 and of its profit for the year then ended; and
   -  have been properly prepared in accordance with the Companies ct
1985.

Tomkinson Teal
Hanover Court
5 Queen Street
Lichfield
Staffordshire
WS13 6QD

22 October 2007

PNEU Logic Ltd

Profit and Loss Account
for the Year Ended 31 January 2007

                                          2007        2006
                           Notes         Pounds      Pounds

TURNOVER                                  167,550     48,108

Cost of Sales                            (134,084)   (32,466)
                                          -------    -------
GROSS PROFIT                               33,466     15,642

Administrative expenses                   (20,219)   (12,337)
                                          -------    -------
OPERATING PROFIT(LOSS)        2            13,247      3,305

Interest receivable and
  similar income                               72         41
                                          -------    -------
                                           13,319      3,346
Interest payable and
  similar charges                             (94)    (1,819)
                                          -------    -------

PROFIT/(LOSS) ON ORDINARY
  ACTIVITIES BEFORE TAXATION               13,225      1,527

Tax on profit/(loss) on
  Ordinary activities         3               (11)         -
                                          -------    -------

PROFIT/(LOSS) FOR THE
  FINANCIAL YEAR AFTER TAXATION            13,214      1,527
                                          =======    =======


The notes form part of these financial statements

PNEU Logic Ltd

Balance Sheet
31 January 2007

                                          2007        2006
                           Notes         Pounds      Pounds

FIXED ASSETS
Intangible assets            4            241,728     238,943
Tangible assets              5              3,421           -
                                         --------    --------
                                          245,149     238,943
                                         --------    --------
CURRENT ASSETS
Stocks                                     17,380      19,347
Debtors                      6             42,952       8,450
Cash at bank                                    -      28,114
                                         --------     -------
                                           60,332      55,911

CREDITORS
Amounts falling due within
  one year                   7           (244,104)   (246,691)
                                         --------    --------
NET CURRENT LIABILITIES                  (183,772)   (190,780)
                                         --------    --------
TOTAL ASSETS LESS CURRENT
  LIABILITIES                              61,377      48,163
                                         ========    ========
CAPITAL AND RESERVES
Called up share capital      8             60,100      60,100
Profit and loss account      9              1,277     (11,937)
                                         --------    --------
SHAREHOLDERS' FUNDS                        61,377      48,163
                                         ========    ========

These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and with the Financial Reporting Standard for Smaller Entities (effective January 2005).

The financial statements were approved by the Board of Directors on 9 October 2007 and were signed on its behalf by:


Director

The notes form part of these financial statements

PNEU Logic Ltd

Notes to the Financial Statements
For the Year Ended 31 January 2006

1.    ACCOUNTING POLICIES
Accounting convention
The financial statements have been prepared under the historical cost convention and in accordance with the Financial Reporting
Standard for Smaller Entities (effective January 2005).

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Plant and machinery etc                -33% on cost

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

2.    OPERATING PROFIT/(LOSS)

The operating profit (2005 - operating loss) is stated after charging:

                                               2007      2006
                                             Pounds    Pounds
Depreciation - owned assets                     585         -
                                             ======    ======
Directors' emoluments and other benefits etc      -         -
                                             ======    ======

3.    TAXATION
Analysis of the tax charge
The tax charge on the profit on ordinary activities for the year was as follows:

                                               2007      2006
                                              Pounds    Pounds
Current tax:
UK corporation tax                               11         -
                                             ------    ------
Tax on profit on ordinary activities             11         -
                                             ======    ======

PNEU Logic Ltd

Notes to the Financial Statements
For the Year Ended 31 January 2006

4.    INTANGIBLE FIXED ASSETS
                                                   Other
                                                 intangible
                                                   assets
                                                  (Pounds)

COST
At 1 February 2006                                 238,943
Additions                                            2,785
                                                  --------
At 31 January 2007                                 241,728
                                                  ========

NET BOOK VALUE
At 31 January 2007                                 241,728
                                                  ========
At 31 January 2006                                 238,943
                                                  ========

5.    TANGIBLE FIXED ASSETS
                                                  Plant and
                                                  machinery
                                                     etc
                                                   (Pounds)
COST
At 1 February 2006                                    1,700
Additions                                             4,006
                                                   --------
At 31 January 2007                                    5,706
                                                   --------

DEPRECIATION
At 1 February 2006                                    1,700
Charge for year                                         585
                                                   --------
At January 2007                                       2,285

NET BOOK VALUE
At 31 January 2007                                    3,421
                                                   ========

6.    DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                              2007       2006
                                             Pounds      Pounds
Trade debtors                                33,246      7,050
Other debtors                                 9,706      1,400
                                           --------   --------
                                             42,952      8,450
                                           ========   ========

PNEU Logic Ltd

Notes to the Financial Statements
For the Year Ended 31 January 2007

7.    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                              2007      2006
                                             Pounds     Pounds
Bank loans and overdrafts                    21,933     18,182
Trade creditors                             129,214     79,215
Taxation and social security                     11        421
Other creditors                              92,946    148,873
                                           --------   --------
                                            244,104    246,691
                                           ========   ========

8.    CALLED UP SHARE CAPITAL
Authorised:
Number:      Class:             Nominal       2007        2006
                                 Value:      Pounds      Pounds

100,000      Ordinary              1        100,000     100,000
                                           ========    ========

Allotted and issued:
Number:      Class:             Nominal       2006        2005
                                 Value:      Pounds      Pounds

60,100      Share capital 1        1         60,100      60,100
                                           ========    ========

9.    CONSOLIDATED RESERVES
                                                     Profit
                                                    and loss
                                                     account
                                                      Pounds

At 1 February 2006                                    (11,937)
Profit for the year                                    13,214
                                                      -------
At 31 January 2007                                      1,277
                                                      =======

PNEU Logic Ltd

Trading and Profit and Loss Account
for the Year Ended 31 January 2007

                                    2007              2006
                             Pounds      Pounds   Pounds   Pounds

Sales                                    167,550           48,108
Cost of sales
Opening stock               19,347                     -
Purchases                   96,238                44,082
Consultancy                 35,879                 7,731
                           -------               -------
                           151,464                51,813
                           (17,380)              (19,347)
                           -------               -------
Closing stock                           134,084           32,466
                                        -------          -------
GROSS PROFIT                             33,466           15,642

Other income
Deposit account interest                     72               41
                                        -------          -------
                                         33,538           15,683
Expenditure
Depreciation - computer
  Equipment                     585                   -
Telephone                     3,347                  22
Printing, postage & stationary  912                 764
Advertising                       -                 740
Travelling                    1,269                   -
Computer costs                  269                   -
Sundry expenses               4,477                   -
Accountancy                   1,200               1,900
Bank charges                  2,068               1,656
Factoring charges             6,092               7,255
                            -------             -------
                                         20,219           12,337
                                        -------          -------
                                         13,319            3,346
Finance costs
Bank interest                     -               1,819
Bank loan interest               94                   -
                            -------             -------
                                             94            1,819
                                        -------          -------
NET PROFIT/(LOSS)                        13,225            1,527
                                        =======          =======

This page does not form part
of the statutory financial statements

Exhibits
No.                      Description

No. 10  Asset Purchase Agreement dated July 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Dan Finch
         ------------------------
         Dan Finch
         Chief Executive Officer and President


Dated:  November 5, 2007